                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               VISIONEER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                VISIONEER, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 3, 1997

TO THE STOCKHOLDERS OF VISIONEER, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Visioneer, Inc. (the "Company") will be held on Friday October 3, 1997, at 1:00 p.m., local time, at The Hotel Sofitel, located at 223 Twin Dolphin Drive, Redwood City, California 94065 for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected and qualified;

     2. To approve an amendment to the Company's 1993 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to an aggregate of 3,870,000 shares;

     3. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares to an aggregate of 700,000 shares;

     4. To approve an amendment to the Company's 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 120,000 shares to an aggregate of 320,000 shares;

     5. To approve the grant of an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $3.50 per share to Jeffrey Heimbuck, a director of the Company;

     6. To ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 28, 1997; and

     7. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on August 28, 1997 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Joshua L. Green
                                          Secretary

Fremont, California
September 3, 1997

                                VISIONEER, INC.

                            ------------------------

                                PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS OF
                                VISIONEER, INC.
                           TO BE HELD OCTOBER 3, 1997

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Visioneer, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, October 3, 1997, at 1:00 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hotel Sofitel located at 223 Twin Dolphin Drive, Redwood City, California 94065. The telephone number at that location is (650) 598-9000.

SOLICITATION

     These proxy solicitation materials were mailed on or about September 3, 1997 to all stockholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Geoffrey C. Darby) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting of stockholders and voting in person.

VOTING

     Each share of Common Stock entitles its holder to one vote on matters to be acted upon at the meeting, including the election of directors. Votes cast in person or by proxy at the Annual Meeting will be tabulated by U.S. Stock Transfer Corporation, the Inspector of Elections. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the elections of directors, for approval of the amendment to the Company's 1993 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder, for approval of the amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder, for approval of the amendment to the Company's 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder, for approval of the grant of an option to purchase 5,000 shares of the Company's Common Stock to Jeffrey Heimbuck, a director of the Company, for ratification of the appointment of the designated independent public accountants, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. A stockholder may indicate on the enclosed Proxy or its substitute that it is abstaining from voting on a particular matter (an "abstention"). A broker may indicate on the enclosed Proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"). Abstentions and broker non-votes are each tabulated separately.

     The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. In general, Delaware law provides that a majority of the shares entitled to vote, present in person or represented by proxy constitutes a quorum. Abstentions and broker non-votes of shares that are entitled to vote are treated as shares that are present in person or represented by proxy for purposes of determining the presence of a quorum. Except in specific circumstances, the affirmative vote of the majority of shares entitled to vote and present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders.

     In determining whether a proposal has been approved, abstentions of shares that are entitled to vote are treated as present in person or represented by proxy, but not as voting for such proposal, and hence have the same effect as votes against such proposal, while broker non-votes of shares that are entitled to vote are not treated as present in person or represented by proxy, and hence have no effect on the vote for such proposal.

RECORD DATE AND SHARE OWNERSHIP

     Only stockholders of record at the close of business on August 28, 1997 are entitled to notice of and to vote at the meeting. At the record date, 19,600,699 shares of the Company's Common Stock, with a par value of $0.001 per share, were issued and outstanding.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than March 31, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES

     The Company's bylaws provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

     The names of the nominees, their ages as of July 31, 1997, and certain other information about them are set forth below:

                                                                                       DIRECTOR
           NAME OF NOMINEE            AGE             PRINCIPAL OCCUPATION              SINCE
------------------------------------- ---     -------------------------------------    --------
J. Larry Smart....................... 50      President and Chief Executive Officer      1997
William J. Harding................... 49      General Partner of Morgan Stanley
                                              Venture Partners                           1995
Jeffrey Heimbuck..................... 51      Private Investor                           1997
David F. Marquardt................... 48      General Partner of Technology Venture
                                              Investors                                  1992
Vincent Worms........................ 44      General Partner and co-President of
                                              Partech International Venture Capital      1992

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Smart has served as President and Chief Executive Officer of the Company since April 1997, replacing Michael A. McConnell who resigned at that time. Mr. Smart served as Chairman of the Board of Directors from February 1997 until assuming the position of President and Chief Executive Officer. From April 1996 to March 1997, Mr. Smart was Chairman, President and Chief Executive Officer of StreamLogic Corporation, a network storage company. From July 1995 to March 1996, Mr. Smart was President and Chief Executive Officer of Micropolis Corporation, a disk drive design and manufacturing company. From March 1994 to February 1995, Mr. Smart was President and CEO of Maxtor Corporation, a disk drive development and manufacturing company. From July 1991 to March 1994, Mr. Smart was President and Chief Executive Officer of Southwall Technologies, a thin film technology Company. Mr. Smart currently serves as Chairman of the Board of Southwall Technologies, and Western Micro Technologies, a distributor of electronic components and systems.

     Dr. Harding has served as a director of the Company since May 1995. Since 1994, Dr. Harding has been a general partner of Morgan Stanley Venture Partners II, L.P., which manages the Morgan Stanley Venture Capital Funds. During 1994, Dr. Harding was a private investor. From 1985 through 1993, Dr. Harding was a general partner of J.H. Whitney & Co., a venture capital firm.

     Mr. Heimbuck has served as a director of the Company since April 1997, replacing James P. Lally, who resigned in March 1997. From July 1992 to July 1996, Mr. Heimbuck served as President and Chief Executive Officer of Inmac Corp., a direct marketer of computer related products. From July 1988 to July 1992, Mr. Heimbuck served as President of Plus Development and Quantum Commercial Products, a division of Quantum Corporation, a manufacturer of disk drives and other mass storage products. Mr. Heimbuck currently serves as a director of Wall Data Incorporated.

     Mr. Marquardt has served as a director of the Company since November 1992. Since August 1980, Mr. Marquardt has been a general partner of Technology Venture Investors, a venture capital firm. Mr. Marquardt currently serves as a director of Auspex Systems, Inc. and Microsoft Corporation.

     Mr. Worms has served as a director of the Company since March 1992. Since 1982, Mr. Worms has been a general partner and co-President of Partech International Venture Capital, a venture capital firm. Mr. Worms currently serves as a director of Sangstat Medical Corporation and Business Objects, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of nine meetings during the fiscal year ended December 28, 1996. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee of the Board of Directors which was constituted in October 1995 and currently consists of directors Harding and Worms held four meetings during 1996. The Audit Committee, which meets periodically with management and the Company's independent public accountants, recommends engagement of the Company's independent public accountants and is primarily responsible for approving the service performed by the Company's independent public accountants and reviewing and evaluating the Company's accounting principles and the adequacy of the Company's internal auditing procedures and controls.

     The Compensation Committee of the Board of Directors which was constituted in September 1995 and currently consists of directors Harding and Marquardt held five meetings including three meetings by written consent during 1996. The Compensation Committee, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and other employees, administers the various incentive compensation and benefit plans (including the Company's stock purchase and stock option plans) and recommends policies relating to such plans.

     No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend during 1996.

COMPENSATION OF DIRECTORS

     Nonemployee directors receive compensation of $25,000 per year for their services as directors commencing in the 1997 fiscal year, which amount will be paid at the end of each fiscal year to directors who served during the entire fiscal year. Directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Option Plan"). Under such plan, each person that was a nonemployee director of the Company on the date of the Company's initial public offering, which was December 11, 1995, was granted an option to purchase 20,000 shares of Common Stock on the date of such offering and each person who thereafter first becomes a nonemployee director will be granted an option to purchase 20,000 shares of Common Stock on the date on which he or she first becomes a nonemployee director (the "First Option"). Thereafter, on January 1 of each year, commencing January 1, 1997, each nonemployee director shall be automatically granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The Directors' Plan provides that the First Option shall become exercisable in installments as to 25% of the total number of shares subject to the First Option on each anniversary of the date of grant of the First Option and each Subsequent Option shall become exercisable in full on the first anniversary of the date of grant of that Subsequent Option. Options granted under the Directors' Option Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and a term of ten years. Pursuant to the Directors' Option Plan, on January 1, 1997, each nonemployee director was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.50 per share. Pursuant to the Directors' Option Plan, on April 9, 1997, Mr. Heimbuck, who became a director on such date, was granted a First Option to purchase 20,000 shares of Common Stock at an exercise price of $3.50 per share. In addition, the Board of Directors granted Mr. Heimbuck options for 25,000 and 5,000 shares of Common Stock at an exercise price of $3.50 per share. The option for 5,000 shares of Common Stock is subject to stockholder approval, which approval is being sought at the Annual Meeting of Stockholders. The terms of such options, including vesting terms, are substantially similar to the terms of the First Option. Stockholder approval is also being sought at the Annual Meeting of Stockholders to increase the number of shares of Common Stock reserved for issuance under the Directors' Option Plan by 120,000 shares to an aggregate of 320,000 shares.

REQUIRED VOTE

     The five nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO SERVE AS A DIRECTOR UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

                                 PROPOSAL NO. 2

                           APPROVAL OF THE AMENDMENT
                    TO THE 1993 INCENTIVE STOCK OPTION PLAN

     At the Annual Meeting, stockholders are being asked to approve an amendment to the 1993 Incentive Stock Option Plan (the "1993 Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares to an aggregate of 3,870,000 shares.

GENERAL

     The Company's 1993 Option Plan was adopted by the Board of Directors in February 1993 and approved by the Company's stockholders in February 1993. In August and October 1995, the Board of Directors amended the 1993 Option Plan to increase the number of shares of Common Stock reserved for issuance under the 1993 Option Plan to a total of 2,870,000 shares and to make certain changes required by the Internal

Revenue Code of 1986, as amended (the "Code"). The Company's stockholders approved such amendments in November 1995. The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentives to its current employees, it is necessary to grant options to purchase Common Stock to such employees and consultants pursuant to the 1993 Option Plan. Accordingly, stockholders are being asked to approve the proposed amendment to the 1993 Option Plan.

     The 1993 Option Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory options to employees and consultants. See "United States Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

     As of July 31, 1997, 790,601 shares had been issued upon exercise of options granted under the 1993 Option Plan, options to purchase 2,026,209 shares were outstanding and 53,190 shares remained available for future grant (not including the additional 1,000,000 shares reserved by the Board of Directors, for which stockholder approval is being requested). As of July 31, 1997, the fair market value of all shares of Common Stock subject to outstanding options was $8,368,243 based on the closing sale price of $4.13 for the Company's Common Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ National Market") on such date.

     As of July 31, 1997, (i) options to purchase 715,000 shares of Common Stock were outstanding under the 1993 Option Plan and held by all current executive officers as a group (4 persons), (ii) no options were outstanding and held by current directors who are not executive officers and (iii) options to purchase 1,311,209 shares of Common Stock were outstanding and held by employees, including current officers who are not executive officers, and consultants. As of July 31, 1997, the Company had 84 employees, including officers and executive officers. For information with respect to options to purchase Common Stock of the Company granted in 1996 under the 1993 Option Plan to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for 1996, see "Compensation of Executive Officers -- Stock Option Grants in 1996" and "Report of the Compensation Committee."

     The 1993 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

ADOPTION OF 1997 EMPLOYEE STOCK OPTION PLAN

     In February 1997, the Board of Directors adopted a 1997 Employee Stock Option Plan (the "1997 Option Plan") to provide for the granting of nonstatutory stock options only to eligible employees and consultants who are not officers or directors of the Company. The 1997 Option Plan supplements and does not replace the 1993 Option Plan. The 1997 Option Plan was adopted in response to the nonavailability of options for future grant under the 1993 Option Plan and in order to provide the Company with a means of attracting and retaining highly qualified employees and consultants until the approval of the amendment to the 1993 Option Plan increasing the number of shares of Common Stock reserved for issuance thereunder requested by the Company at the Annual Meeting of Stockholders. The Company has reserved a total of 1,300,000 shares under the 1997 Option Plan. Stockholder approval of the 1997 Option Plan is not required and is not requested at the Annual Meeting of Stockholders.

     The 1997 Option Plan provides for the granting of nonstatutory stock options only to employees and consultants who are not officers or directors of the Company, except the 1997 Option Plan provides for the grant of nonstatutory stock options to officers who were not previously employed by the Company and for whom an option grant is an inducement essential to such officers' entering into an employment relationship or contract with the Company. The 1997 Option Plan does not provide for the granting of incentive stock options.

     As of July 31, 1997, no shares had been issued upon exercise of options granted under the 1997 Option Plan, options to purchase 617,500 shares were outstanding and 682,500 shares remained available for future grant. As of July 31, 1997, the fair market value of all shares of Common Stock subject to outstanding options was $2,550,275 based on the closing price of $4.13 for the Company's Common Stock as reported on the NASDAQ National Market on such date.

     As of July 31, 1997, (i) options to purchase 135,000, 100,000 and 100,000 shares were outstanding under the 1997 Option Plan held by Messrs. Smart, Burt and Weissman, respectively, which options were granted to such executive officers as an inducement essential to such officers' joining the Company in 1997, and (ii) options to purchase 282,500 shares of Common Stock were outstanding and held by 70 employees, excluding the above-mentioned executive officers. For additional information with respect to options to purchase Common Stock of the Company granted in 1997 under the 1997 Option Plan to the Company's Chief Executive officer and the four most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for 1996, see "Compensation of Executive Officers -- Stock Option Grants in 1996" and "Report of the Compensation Committee."

     Except as described above with respect to employees and consultants eligible to participate in the 1997 Option Plan, the administration, terms of options, adjustments upon changes in capitalization, and other provisions of the 1997 Option Plan are substantially similar to the provisions of the 1993 Option Plan which are described below.

PURPOSE

     The purposes of the 1993 Option Plan are to attract and retain the best available personnel for the Company, to give employees, officers, directors and consultants of the Company a greater personal stake in the success of the business, and to provide such persons with added incentive to continue and advance in their employment or services to the Company.

AMENDMENT TO INCREASE NUMBER OF RESERVED SHARES

     The Board of Directors believes that in order to attract and retain highly qualified employees and consultants and to provide such employees and consultants with adequate incentive through their proprietary interest in the Company, it is necessary to amend the 1993 Option Plan to reserve an additional 1,000,000 shares of Common Stock for issuance thereunder. At the Annual Meeting of Stockholders, the stockholders are being asked to approve the above amendment to the 1993 Option Plan.

ADMINISTRATION

     The 1993 Option Plan may be administered by the Board of Directors or a committee designated by the Board (the "Administrator"). The 1993 Option Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1993 Option Plan. All questions of interpretation of the 1993 Option Plan are determined by the Administrator and decisions of the Administrator are final and binding upon all participants.

ELIGIBILITY

     The 1993 Option Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of July 31, 1997 there are approximately 83 employees eligible to participate in the 1993 Option Plan.

     The 1993 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 500,000, subject to adjustment as provided in the 1993 Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     The terms of options granted under the 1993 Option Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

          (b) Exercise Price. The exercise price of options granted under the 1993 Option Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of the first grant, in the case of incentive stock options, and 85% of the fair market value of the shares on the date of the grant, in the case of nonstatutory stock options, as determined by the Administrator, based upon the closing price on the NASDAQ National Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a covered employee under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 1993 Option Plan may be exercised not later than three months (or such other period of time not exceeding three months and no less than thirty days as determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within twelve months (or such other period of time not exceeding twelve months as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

          (e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within twelve months after the date of death (or such other period of time, not exceeding twelve months, as is determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option at the date of death, but in no event may the option be exercised after its termination date.

          (f) Termination of Options. Incentive stock options granted under the 1993 Option Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options and nonstatutory stock options granted to stockholders owning more than 10% of the Company's outstanding stock may not have a term of more than five years and five years and one day, respectively.

          (g) Nontransferability of Options. Options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (h) Acceleration of Option. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, an option granted under the 1993 Option Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the optionee shall have the right to exercise the option as to some or all of the shares of stock underlying the option, including shares as to which the option would not otherwise be exercisable, within thirty days of written notice from the Administrator. The Administrator may, in its discretion, make provisions for the acceleration of the optionee's right to exercise his or her outstanding options in full.

          (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Option Plan as may be determined by the Administrator.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization, such as a stock split or dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment will be made in the option price, the number of shares subject to each option, the annual limitation of grants to employees, as well as the number of shares available for issuance under the 1993 Option Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Administrator.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1993 Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for (i) any increase in the number of shares subject to the 1993 Option Plan; (ii) any change in the designation of the class of persons eligible to be granted options; (iii) any change in the limitation on grants to employees as described in the 1993 Option Plan or other changes which would require stockholder approval to qualify options granted under the 1993 Option Plan as performance-based compensation under Section 162(m) of the Code; or (iv) any revision or amendment requiring stockholder approval in order to preserve the qualification of the 1993 Option Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1993 Option Plan. The 1993 Option Plan will terminate in February 2003, provided that any options then outstanding under the 1993 Option Plan will remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1993 Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisors concerning tax implication of option grants and exercises and the disposition of stock acquired upon such exercises, under the 1993 Option Plan.

     Options granted under the 1993 Option Plan may be either incentive stock options ("ISOs"), which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options ("NSOs"), which will not so qualify. If an option granted under the 1993 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise except to the extent that such exercise causes the optionee to incur alternative minimum tax (See discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock at the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax and alternative minimum tax rate on long-term capital gains is capped at 28% for stock held more than one year but not more than 18 months after exercise, and at 20% for stock held more than 18 months after exercise, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held more than one year.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the 1993 Option Plan and the reservation of an additional 1,000,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 OPTION PLAN AND THE RESERVATION OF AN ADDITIONAL 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 3

                           APPROVAL OF THE AMENDMENT
                    TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, stockholders are being asked to approve an amendment to the 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares to an aggregate of 700,000 shares. The Purchase Plan provides for employee purchases of the Company's Common Stock through accumulated payroll deductions.

GENERAL

     The Purchase Plan was adopted by the Board of Directors in October 1995 and was approved by the Company's stockholders in November 1995. A total of 300,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. The Purchase Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of ERISA.

     As of July 31, 1997, a total of 233,276 shares had been issued to the Company's employees under the Purchase Plan and 66,724 shares remain available for future issuance. The average per share issuance price for shares purchased by employees under the Purchase Plan to date was approximately $4.54 and the total net value realized by employees as a group from the purchase of such shares was $378,257. As of July 31, 1997, approximately 78 employees were eligible to participate in the Purchase Plan, of which 42 were participating.

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company (and any of its subsidiaries designated by the Board of Directors) who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time.

AMENDMENT TO INCREASE NUMBER OF RESERVED SHARES

     The Board of Directors believes that in order to continue the Company's policy of equity ownership by employees as an incentive for employees to exert maximum efforts for the success of the Company, it is necessary to amend the Purchase Plan to reserve an additional 400,000 shares of Common Stock for issuance thereunder. At the Annual Meeting of Stockholders, the stockholders are being asked to approve the above amendment to the Purchase Plan.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. The Purchase Plan is currently being administered by a committee appointed by the Board. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors or its committee who are eligible employees are permitted to participate in the Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

     Any person who is customarily employed by the Company (or any of its designated subsidiaries) for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the

Purchase Plan, subject to certain limitations imposed by Section 5(a) and 423(b) of the Code and limitations on stock ownership as set forth in the Purchase Plan. See "Purchase of Stock; Exercise of Option."

OFFERING DATES

     In general, the Purchase Plan is implemented by a series of offering periods of twelve months duration, with new offering periods commencing on or about February 16 and August 16 of each year. Each offering period consists of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. The Board of Directors has the power to change the duration and/or frequency of the offering and purchase periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering or purchase period to be affected.

PARTICIPATION IN THE PLAN

     Eligible employees may participate in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable offering date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering. The subscription agreement currently authorizes payroll deductions of up to 20% of the participant's eligible compensation on the date of the purchase.

PURCHASE PRICE

     The purchase price per share at which shares are sold under the Purchase Plan is a price equal to the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or the purchase date. If the fair market value of the Common Stock on a purchase date is less than the fair market value at the beginning of the offering period, a new twelve month offering period will automatically begin on the first business day following the purchase date with a new fair market value. The fair market value is the per share closing price of the Common Stock on the NASDAQ National Market as of such date reported by NASDAQ, or if listed on a stock exchange, the closing price on such exchange as reported in The Wall Street Journal.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be up to 20% of a participant's eligible compensation received on each payday during the offering period. Eligible compensation is defined in the Purchase Plan to include the regular straight time gross earnings excluding payments for overtime, shift premium, incentive compensation, bonuses and commissions. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period prior to a purchase date, and may decrease the rate of his or her payroll deductions once during the offering period by completing and filing a new subscription agreement. Payroll deductions shall commence on the first payroll following the offering date and shall continue until his or her participation is terminated as provided in the Purchase Plan. No interest accrues on the payroll deductions of a participant in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in an offering period is 5,000 shares. Within this limit, the number of shares purchased by a participant will be determined by dividing the amount of the participant's total payroll deductions accumulated during each offering period by the lower of (i) 85% of the fair market value of the Common Stock on the offering date, or (ii) 85% of the fair market value of the Common Stock on the applicable purchase date. See "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automati-cally at the end of each purchase period at the applicable price. See "Withdrawal." Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option he or she would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by delivering written notice of such withdrawal to the Company. Such withdrawal may be elected at any time prior to the end of the applicable six-month purchase period under the Purchase Plan. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period.

     A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal.

TERMINATION OF EMPLOYMENT

     Upon termination of the participant's continuous status as an employee prior to the exercise date of an offering period for any reason, including retirement or death, the contributions credited to his or her account will be returned to him or her, without interest, or, in the case of his or her death, to the person or persons entitled thereto, and his or her option will be automatically terminated.

     In the event an employee fails to remain in continuous status as an employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Purchase Plan and the contributions credited to his or her account will be returned to him or her, without interest, and his or her option terminated.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the Purchase Plan. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors or its committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new purchase date.

NONTRANSFERABILITY

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

     Individual accounts will be maintained for each participant in the Purchase Plan. Each participant shall receive promptly after each exercise date a report of such participant's account setting forth the total amount of the participant's contributions, the per share purchase price and the number of shares purchased and the remaining cash balance, if any, to be returned or carried over to the next offering period.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in any option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior stockholder approval with respect to any change for which stockholder approval is required to comply with the rules regarding "discretionary plans" under Section 16 of the Exchange Act and Rule 16b-3 or under Section 423 of the Code (or any successor provisions thereto).

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the Purchase Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax laws. The Company advises all participants to consult their own tax advisor concerning tax implication of purchases and the disposition of stock acquired pursuant to the 1995 Purchase Plan.

     General Tax Information. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify for the federal income tax treatment provided to employee stock purchase plans and their participants under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount which depends upon the holding period of the shares. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the date the shares are purchased. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding periods described above. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Purchase Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the Purchase Plan and the reservation of an additional 400,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN AND THE RESERVATION OF AN ADDITIONAL 400,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 4

                           APPROVAL OF THE AMENDMENT
                    TO THE 1995 DIRECTORS' STOCK OPTION PLAN

     At the Annual Meeting, stockholders are being asked to approve an amendment to the 1995 Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 120,000 shares to an aggregate of 320,000 shares.

GENERAL

     The Company's 1995 Directors' Stock Option Plan was adopted by the Board of Directors in October 1995 and approved by the Company's stockholders in November 1995. A total of 200,000 shares of Common Stock has been reserved for issuance under the Directors' Plan. As of July 31, 1997, options to purchase 95,000 shares of Common Stock have been granted to the Company's four nonemployee directors under the Directors' Plan as follows: Dr. Harding (25,000 shares), Mr. Heimbuck (20,000 shares), Mr. Marquardt (25,000 shares) and Mr. Worms (25,000 shares). In addition, the Board of Directors granted Mr. Heimbuck non-plan options for 25,000 and 5,000 shares of Common Stock at an exercise price of $3.50 per share. The option for 5,000 shares of Common Stock is subject to stockholder approval, which approval is being sought at the Annual Meeting of Stockholders.

PURPOSE

     The purpose of the Directors' Plan is to provide nonemployee directors with a proprietary interest in the Company, to encourage these individuals to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

AMENDMENT TO INCREASE NUMBER OF RESERVED SHARES

     The Board of Directors believes that in order to attract and retain highly qualified directors with adequate incentive through their proprietary interest in the Company, it is necessary to amend the Directors' Plan to reserve an additional 120,000 shares of Common Stock for issuance thereunder. At the Annual Meeting of Stockholders, the stockholders are being asked to approve the above amendment to the Directors' Plan.

ADMINISTRATION

     The Directors' Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provisions of the Directors' Plan by the Board of Directors are final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

ELIGIBILITY

     The Directors' Plan provides for the grant of nonstatutory options to nonemployee directors of the Company. The Directors' Plan provides that each person that was a nonemployee director of the Company on the date of the Company's initial public offering, which was December 11, 1995, was granted a nonstatutory stock option to purchase 20,000 shares of Common Stock on the date of such offering and each person who thereafter first becomes a nonemployee director will be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock on the date on which he or she first becomes a nonemployee director (the "First Option"). Thereafter, on January 1 of each year, commencing January 1, 1997, each nonemployee director will be automatically granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she has served on the Company's Board of Directors for at least six months. Pursuant to the Directors' Plan, on January 1, 1997, each nonemployee director who was a director as of such date was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.50 per share. Pursuant to the Directors' Plan, on April 9, 1997, Mr. Heimbuck, who became a director on such date, was granted a First Option to purchase 20,000 shares of Common Stock at an exercise price of $3.50 per share. The terms of such options, including vesting terms, are substantially similar to the terms of the First Option. The Directors' Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director, but does provide for the number or shares which may be included in any grant and the method of making a grant.

TERMS OF OPTIONS

     Options granted under the Directors' Plan have a term of ten years. Each option is evidenced by a option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The Directors' Plan provides that the First Option will become exercisable in installments as to 25% of the total number of shares subject to the First Option on each anniversary of the date of grant of the First Option and each Subsequent Option will become exercisable in full on the first anniversary of the date of grant of that Subsequent Option. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, an exchange of shares of the Company's Common Stock, which, if acquired from the Company, have been held for at least six months, or a combination thereof.

          (b) Option Price. The option price is determined by the Board of Directors and under the Directors' Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of the Company's Common Stock on the NASDAQ National Market on the date the option is granted.

          (c) Termination of Status as a Director. The Directors' Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within 90 days after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

          (d) Death. If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six months (or such lesser period of time as is determined by the Board) after the date of death. If an optionee should die within three months after ceasing to serve as a director of the Company, the option may be exercised within six months after death to the extent the option was exercisable on the date of such termination.

          (e) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months (or such other period, of time not exceeding twelve months as determined by the Board) after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

          (f) Termination of Options. No option is exercisable by any person after the expiration of ten years from the date the option was granted.

          (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (h) Acceleration of Options. In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director shall have either (i) a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger, consolidation or reorganization, at the end of which time the option shall terminate or (ii) the right to exercise the option, including any part of the option that would not otherwise be exercisable, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger, consolidation or reorganization.

          (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option and in the number of shares available for issuance under the Directors' Plan.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Directors' Plan at any time or from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Directors' Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation). Further, the provisions of the Directors' Plan concerning the administration of and grants of options under the Plan may not be amended more than once every six months, other than to comport with changes in ERISA or the Code. In any event, the Directors' Plan will terminate in December 2005.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment to the Directors' Plan and the reservation of an additional 120,000 shares of Common Stock for issuance thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTORS' PLAN AND THE RESERVATION OF AN ADDITIONAL 120,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 5

                          APPROVAL OF OPTION GRANT TO
                           A DIRECTOR OF THE COMPANY

     At the Annual Meeting, stockholders are being asked to approve the grant of an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $3.50 per share to Jeffrey Heimbuck, a director of the Company.

     Mr. Heimbuck was appointed to the Company's Board of Directors in April 1997, replacing James P. Lally, who resigned in March 1997. Mr. Heimbuck has extensive experience in the high technology consumer products business. From July 1992 to June 1996 Mr. Heimbuck served as President and Chief Executive Officer of Inmac Corp., a direct marketer of computer related products. From July 1988 to July 1992, Mr. Heimbuck served as President of Plus Development and Quantum Commercial Products, a division of Quantum Corporation and a manufacturer of disk drives and other mass storage products.

     Pursuant to the Directors' Plan, on April 9, 1997, Mr. Heimbuck, who became a director on such date, was granted a First Option to purchase 20,000 shares of Common Stock at an exercise price of $3.50 per share. In addition, in order to provide additional incentive to attract Mr. Heimbuck to serve on the Company's Board of Directors, the Board of Directors granted Mr. Heimbuck nonstatutory stock options for 25,000 and 5,000 shares of Common Stock at an exercise price of $3.50 per share, which options grants were made outside of the Directors' Plan. All of such options become exercisable in installments as to 25% of the total number of shares subject to each option on each anniversary of the date of grant of each option. Vesting of the options to purchase 25,000 and 5,000 shares will be accelerated in full upon a change of control of the Company if in connection with such change of control Mr. Heimbuck is requested by the acquiror to resign from the Company's Board of Directors or does not serve as a director of the successor corporation. While the option to purchase 25,000 shares of Common Stock is not subject to stockholder approval, stockholder approval is required to authorize the option to purchase 5,000 shares of Common Stock.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the grant of the option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $3.50 per share to Mr. Heimbuck.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE GRANT OF THE OPTION TO MR. HEIMBUCK.

                                 PROPOSAL NO. 6

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 28, 1997, and recommends that stockholders vote for ratification of this appointment. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection. Price Waterhouse LLP has audited the Company's financial statements since inception (March 10, 1992). Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of Price Waterhouse LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 28, 1997.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of July 31, 1997 as to (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as named in the Summary Compensation Table), and (iv) all directors and executive officers as a group.

                                                                            SHARES BENEFICIALLY
                                                                                 OWNED(1)
                                                                           ---------------------
                           NAME OF STOCKHOLDER                              NUMBER       PERCENT
-------------------------------------------------------------------------  ---------     -------
Technology Venture Investors-IV, L.P.(2).................................  2,194,649      11.3 %
  2480 Sand Hill Road
  Menlo Park, CA 94025
Morgan Stanley Venture Capital Fund II, L.P.(3)..........................  1,755,000       9.0
  3000 Sand Hill Road
  Building 4, Suite 250
  Menlo Park, CA 94025
Parvest U.S. Partners II, C.V.(4)........................................  1,697,661       8.7
  Partech International, Inc.
  101 California Street -- Suite 3150
  San Francisco, CA 94111
William J. Harding(3)....................................................  1,755,000       9.0
Jeffrey Heimbuck.........................................................          0
David F. Marquardt(2)....................................................  2,194,649      11.3
Michael A. McConnell.....................................................    555,100       2.8
Vincent Worms (4)........................................................  1,697,661       8.7
J. Larry Smart(5)........................................................     75,000        *
Todd Basche..............................................................    201,921       1.0
David D. Craft(5)........................................................    197,787        *
Geoffrey C. Darby(5).....................................................    125,095        *
Bruce S. Mowery(5).......................................................     57,314        *
All directors and executive officers as a group as of July 31, 1997
  (10 persons)(2)(3)(5)..................................................  5,940,218      30.4

---------------
 *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of July 31, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Includes 2,186,199 shares owned by Technology Venture Investors IV, L.P. and 5,000 shares issuable upon exercise of an outstanding option exercisable within 60 days of July 31, 1997 held by David F. Marquardt. Mr. Marquardt is a director of the Company, is a general partner of TVI Management-IV, L.P., which is the sole general partner of Technology Venture Investors IV, L.P., and, as such, Mr. Marquardt may be deemed to share voting and investment power with respect to such shares. Mr. Marquardt disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 3,450 shares held directly by Mr. Marquardt.

(3) Includes 1,159,959 shares owned by Morgan Stanley Venture Capital Fund II, L.P., 301,052 shares owned by Morgan Stanley Venture Investors, L.P., 288,989 shares owned by Morgan Stanley Venture Capital Fund II, C.V., and 5,000 shares issuable upon exercise of an outstanding option exercisable within 60 days of July 31, 1997 held by William J. Harding, a director of the Company. Dr. Harding is a general partner of Morgan Stanley Venture Partners II, L.P., the general partner of Morgan Stanley Venture Capital Fund II, L.P., Morgan Stanley Venture Investors, L.P. and Morgan Stanley Venture Capital Fund II, C.V. and, as such, may be deemed to share voting and investment power with respect to such shares. Dr. Harding disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest in such shares.

(4) Includes 869,722 shares owned by Parvest U.S. Partners II, C.V., 361,945 shares owned by Paribas U.S. Partners, V.O.F., 405,494 shares held by certain entities that may be deemed affiliated with Parvest U.S. Partners II, C.V. and Paribas U.S. Partners, V.O.F., and 5,000 shares issuable upon exercise of an outstanding option exercisable within 60 days of July 31, 1997 held by Vincent Worms. Mr. Worms is a director of the Company, is a general partner of Parvest U.S. Partners II, C.V. and is a general partner of the general partner of the investment general partner of Paribas U.S. Partners, V.O.F. and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Worms disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest in such shares. Also includes 55,500 shares held directly by Mr. Worms.

(5) Includes 75,000 shares issuable upon the exercise of outstanding options held by Mr. Smart, 16,515 shares issuable upon the exercise of outstanding options held by Mr. Craft, 8,750 shares issuable upon the exercise of outstanding options held by Mr. Darby, and 52,314 shares issuable upon exercise of outstanding options held by Mr. Mowery which are currently exercisable or exercisable within 60 days of July 31, 1997.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Performance Graph on page 26 shall not be incorporated by reference into any such filings.

                        REPORT OF COMPENSATION COMMITTEE

     The Company's compensation policies for its executive officers and Chief Executive Officer are determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee sets the base salary and bonus programs to be in effect for executive officers each fiscal year. In addition, the Committee administers the Company's 1993 Incentive Stock Option Plan under which option grants may be made to such officers and other key employees and the Company's 1997 Employee Stock Option Plan under which option grants may be made to new officers as an inducement essential to such officers' joining the Company, and other key employees. The Committee was established in August 1995. Prior to such date, the Company's compensation policies for its executive officers were determined by the Board of Directors.

GENERAL COMPENSATION POLICY

     The Company's executive compensation program consists of three main components: (1) base salary which reflects individual performance and Company performance and is designed generally to be competitive with salary levels in the Company's industry and geographical area, (2) potential for a quarterly or annual bonus payable in cash and based on individual performance and Company performance, and (3) long-term stock option awards that provide executive officers with the opportunity to build a meaningful stake in the Company, with the objective of aligning executive officers' long-range interests with those of the stockholders and encouraging the achievement of superior results over time.

FACTORS

     Several of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. Additional factors were also taken into account to a lesser degree. The Committee may at its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

     - BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, internal comparability standards, and the salary levels in effect for comparable positions with companies in the Company's industry and at high technology companies generally in Silicon Valley that are of comparable size to the Company and with which the Company competes for executive personnel. External salary data is obtained by reviewing data from specific companies in Silicon Valley in the Company's industry and a variety of compensation surveys including the widely followed Radford Management Survey. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that the Company would use in a comparison for stockholder returns. Therefore, the compensation comparison group is not the same as the industry group index in the "Performance Graph" included below.

     - ANNUAL INCENTIVE COMPENSATION. Bonuses were paid to executive officers for fiscal 1996. The Company had adopted a Management Incentive Program in December 1995 pursuant to which bonuses were payable to eligible employees for fiscal 1996 upon achievement of individual goals established for each employee and Company performance goals based on net profit for fiscal 1996. Individual goals and Company performance goals are allocated 40% and 60%, respectively, of the total bonus amount to be paid to any particular executive officer. No such program was in effect for fiscal 1995 and the Company did not pay any bonuses to executive officers during fiscal 1995.

     - LONG-TERM INCENTIVE COMPENSATION. The Committee periodically approves grants of stock options to each of the Company's executive officers under the Company's 1993 Incentive Stock Option Plan and, if applicable, the Company's 1997 Employee Stock Option Plan. The grants are designed to give executive officers the opportunity to build a meaningful stake in the Company, with the objective of aligning executive officers' long-range interests with those of the stockholders and encouraging the achievement of superior results over time. Each grant generally allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the fair market value on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. During the 1996 fiscal year, the Committee approved grants to Messrs. Craft, Darby and Mowery with vesting commencing on the date of grant, after taking into account the option holdings and direct stock holdings of such individuals. The size of such grants was set to achieve a potential percentage ownership stake in the Company that the Committee deemed appropriate to create a meaningful opportunity for stock ownership based upon such individuals' current position with the Company, but also taking into account the individual's potential for future responsibility and promotion over the option term and the individual's personal performance in recent periods. Messrs. Craft and Mowery resigned their positions with the Company in May 1997, and were succeeded by Michael T. Burt and Michael Weissman, respectively.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee meets without the Chief Executive Officer's presence to evaluate his performance and reports on that evaluation to the independent members of the Board of Directors. The compensation payable to Mr. McConnell in his capacity as the Company's Chief Executive Officer for fiscal 1996 was based on a number of factors, including comparative salaries of chief executive officers of similar companies of comparable sales and capitalization in the Company's industry and geographical areas. No bonus was awarded to Mr. McConnell for fiscal 1996. Mr. McConnell resigned his position as President and Chief Executive Officer of the Company in April 1997 and was succeeded by J. Larry Smart.

                                          COMPENSATION COMMITTEE

                                          William J. Harding
                                          David F. Marquardt

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation received by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for the fiscal years ended December 29, 1996, December 31, 1995 and December 31, 1994 (collectively, the "Named Executive Officers"):

                                         ANNUAL COMPENSATION                      LONG-TERM COMPENSATION AWARDS
                            ---------------------------------------------    ---------------------------------------
                                                             OTHER ANNUAL     RESTRICTED     SECURITIES    ALL OTHER
                                       SALARY      BONUS       COMPEN-          STOCK        UNDERLYING     COMPEN-
NAME AND PRINCIPAL POSITION  YEAR      ($)(1)     ($)(1)      SATION($)      AWARDS($)(2)    OPTIONS(#)    SATION($)
--------------------------- -------   --------    -------    ------------    ------------    ----------    ---------
Michael A. McConnell(3)       1996    $244,417         --           --              --              --           --
  President and Chief         1995    $166,000         --           --          $    0              --           --
  Executive Officer           1994          --         --           --              --              --           --
Todd Basche(4)                1996    $199,624    $20,000           --              --              --           --
  Vice President of           1995    $169,000         --           --          $    0              --           --
  Engineering                 1994    $140,000         --           --          $    0          75,000           --
David D. Craft(5)             1996    $175,922    $19,500           --              --          40,000           --
  Vice President of           1995    $148,500         --           --              --          30,000           --
  Operations                  1994    $125,000         --           --              --          60,000
Geoffrey C. Darby(6)          1996    $160,214    $20,000           --              --          30,000           --
  Vice President of Finance   1995    $135,000    $30,000           --              --          20,000           --
  and Administration and      1994    $ 54,519         --           --          $    0              --           --
  Chief Financial Officer
Bruce S. Mowery(7)            1996    $153,382    $35,000           --              --         150,000           --
  Vice President of           1995          --         --           --              --              --           --
  Marketing                   1994          --         --           --              --              --           --

---------------

(1) Includes amounts paid in 1997 for services rendered in 1996.

(2) There were no restricted stock awards to the Named Executive Officers during 1996. The aggregate number and value of shares of restricted Common Stock of the Company outstanding at December 29, 1996 and held by the Named Executive Officers as group was 1,094,565 shares and $5,190,427 (net of the consideration paid by the Named Executive Officers), respectively, based on the closing price of the Company's Common Stock of $5.13 per share as reported on the Nasdaq National Market on December 27, 1996.

     On February 21, 1994, Mr. Basche purchased 100,000 shares of restricted Common Stock under the Company's 1993 Restricted Stock Purchase Plan. These shares were subject to repurchase by the Company, at the original $0.15 per share purchase price, upon Mr. Basche's cessation of service prior to vesting in those shares. Such right of repurchase lapsed with respect to 25% of these shares on March 11, 1994, and continued to lapse at a rate of approximately 2% per month after such date. See footnote (#4) below.

     On April 12, 1995, Mr. Basche purchased 100,000 shares of restricted Common Stock under the Company's 1993 Restricted Stock Purchase Plan. These shares were subject to repurchase by the Company, at the original $0.40 per share purchase price, upon Mr. Basche's cessation of service prior to vesting of those shares. Such right of repurchase lapsed at a rate of approximately 2% per month after February 16, 1995. See footnote (#4) below.

     On December 9, 1994, Mr. Darby purchased 110,000 shares of restricted Common Stock under the Company's 1993 Restricted Stock Purchase Plan. These shares are subject to repurchase by the Company, at the original $0.40 per share purchase price, upon Mr. Darby's cessation of service prior to vesting in those shares. Such right of repurchase lapsed with respect to 25% of these shares on August 9, 1995, and will continue to lapse at a rate of approximately 2% per month after such date.

     On April 12, 1995, Mr. McConnell purchased 560,000 shares of restricted Common Stock under the Company's 1993 Restricted Stock Purchase Plan. These shares were subject to repurchase by the Company, at the original $0.40 per share purchase price, upon Mr. McConnell's cessation of service prior to vesting of those shares. Such right of repurchase lapsed with respect to 25% of these shares on January 23, 1996, and continued to lapse at a rate of approximately 2% per month after such date. See footnote (#3) below.

(3) On April 3, 1997, Mr. McConnell resigned as President and Chief Executive Officer of the Company, and was succeeded by J. Larry Smart, whose annualized base salary is $240,000. Mr. Smart was granted a nonstatutory stock option in April 1997 to purchase 135,000 shares of the Company's Common Stock at an exercise price of $3.75 under the Company's 1997 Employee Stock Option Plan (the "April Option"), and an incentive stock option in June 1997 to purchase 180,000 shares of the Company's Common Stock at an exercise price of $3.437 per share under the Company's 1993 Incentive Stock Option Plan (the "June Option"). The April Option vests at the rate of 15,000 per month commencing April 1, 1997 until January 1, 1998, at which time the option will vest in full, provided that Mr. Smart remains employed by the Company. The June Option vests at the rate of 15,000 per month commencing January 1, 1998, of which certain shares are subject to acceleration of vesting upon the achievement of certain milestones, including the acquisition of the Company. See "Change-in-Control Agreements." In connection with Mr. McConnell's resignation, the Company entered into a severance agreement with Mr. McConnell, which is described in "Certain Relationships and Related Transactions" below.

(4) On May 16, 1997, Mr. Basche resigned as Vice President of Engineering of the Company, and was succeeded by Rudolph E. Burger as Senior Vice President, Technology whose annualized base salary is $187,500. Dr. Burger received a bonus of $7,424 on July 11, 1997. Dr. Burger was granted an incentive stock option to purchase 200,000 shares of the Company's Common Stock at an exercise price of $2.69 per share. Dr. Burger's option vests at the rate of approximately 2% per month. In connection with Mr. Basche's resignation, the Company entered into a severance agreement with Mr. Basche, which is described in "Certain Relationships and Related Transactions" below.

(5) On May 21, 1997, Mr. Craft resigned as Vice President of Operations of the Company, and was succeeded by Michael T. Burt whose annualized base salary is $120,000. Mr. Burt was granted a nonstatutory stock option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.81 per share. Mr. Burt's option vests at the rate of 25% on May 20, 1998 and approximately 2% per month thereafter. In connection with Mr. Craft's resignation, the Company entered into a severance agreement with Mr. Craft which is described in "Certain Relationships and Related Transactions" below.

(6) Mr. Darby joined the Company in September 1994. Mr. Darby's annualized base salary for the year ended December 31, 1994 was $135,000. Mr. Darby received a bonus of $7,498 on July 11, 1997.

(7) The Company hired Bruce S. Mowery as its Vice President of Marketing in March 1996. Mr. Mowery's annualized base salary for the fiscal year ended December 29, 1996 was $190,000. On May 16, 1997, Mr. Mowery resigned as Vice President of Marketing of the Company, and was succeeded by Michael Weissman whose annualized base salary is $125,000. Mr. Weissman received a signing bonus of $20,000 and was granted a nonstatutory stock option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.69 per share. Mr. Weissman's option vests at the rate of 25% on May 20, 1998 and approximately 2% per month thereafter. In connection with Mr. Mowery's resignation, the Company entered into a severance agreement with Mr. Mowery, which is described in "Certain Relationships and Related Transactions" below.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1996

     The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended December 29, 1996 and the value of all options held by such executive officers on December 29, 1996.

                                                                                         POTENTIAL REALIZABLE
                                                INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                            ----------------------------------------------------------      ANNUAL RATES OF
                              NUMBER OF       % OF TOTAL                                      STOCK PRICE
                             SECURITIES        OPTIONS         EXERCISE                    APPRECIATION FOR
                             UNDERLYING       GRANTED TO          OR                        OPTION TERM(3)
                               OPTIONS       EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
           NAME             GRANTED(#)(1)   FISCAL YEAR(2)      ($/SH)         DATE       5%($)       10%($)
--------------------------  -------------   --------------   ------------   ----------   --------   ----------
David D. Craft(4).........      40,000           2.19           $ 6.50        07/25/06   $163,513   $  414,373
Geoffrey C. Darby.........      30,000            1.6           $ 6.50        07/25/06   $122,634   $  310,780
Bruce S. Mowery(5)........     150,000            8.2           $ 6.50        07/25/06   $613,172   $1,553,899

---------------

(1) No stock appreciation rights (SARs) were granted during 1996. All options were granted pursuant to the Company's 1993 Incentive Stock Option Plan. Mr. Craft's and Mr. Darby's grants commence vesting upon the date of grant, and vest at a rate of approximately 2% per month. Mr. Mowery's grant vests at the rate of 25% on the first anniversary of the grant date and approximately 2% per month thereafter. Each grant continues to vest as long as the optionee remains an employee with or consultant to the Company. The maximum term of each option granted is ten years from the date of grant. The exercise price is equal to the fair market value of the stock on the grant date.

(2) There were an aggregate of 1,427,600 shares granted in 1996 under the Company's 1993 Incentive Stock Option Plan, with an aggregated value of $9,287,825, based on the closing price of the Company's Common Stock of $5.13 per share as reported on the Nasdaq National Market on December 27, 1996.

(3) Potential realizable values are reported net of the option exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period.

(4) See footnote (#5) under "Summary Compensation Table" above.

(5) Mr. Mowery's options were canceled and reissued on July 25, 1996 with an exercise price of $6.50 per share. See footnote (#7) under "Summary Compensation Table" above.

                      OPTION CANCELLATIONS AND REISSUANCES

     The following table provides information regarding the cancellation and reissuance of certain options held by any of the Company's executive officers during the last ten completed fiscal years.

                                                                                   EXERCISE
                                                      NUMBER OF      MARKET        PRICE AT       NEW
                                         DATE OF       SHARES       PRICE AT       TIME OF      EXERCISE   EXPIRATION
                                       CANCELLATION   CANCELLED   CANCELLATION   CANCELLATION   PRICE OF    DATE OF
                                           AND           AND          AND            AND        REISSUED    REISSUED
    EMPLOYEE             TITLE          REISSUANCE    REISSUED     REISSUANCE     REISSUANCE     OPTION      OPTION
-----------------  ------------------  ------------   ---------   ------------   ------------   --------   ----------
Murray Dennis      Vice President of      7/25/96      150,000       $ 6.50         $10.75       $ 6.50      7/25/96
                   Worldwide Sales

Bruce S.           Vice President of      7/25/96      150,000       $ 6.50         $10.75       $ 6.50      5/02/06
  Mowery(1)        Marketing

---------------

(1) See footnote (#7) under "Summary Compensation Table" above.

          AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND YEAR END
                                 OPTION VALUES

     The following table sets forth information for each of the Named Executive Officers concerning options exercised during the fiscal year ended December 29, 1996. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of December 29, 1996.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                   SHARES       VALUE       OPTIONS AT 12/29/96(1)            AT 12/29/96(2)
                                ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
             NAME               EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------  ------------   --------   -----------   -------------   -----------   -------------
Michael A. McConnell(3).......       --           --             --             --              --             --
Todd Basche(4)................       --           --         32,395         33,334       $ 159,062      $ 161,628
David D. Craft(5).............       --           --         41,457         88,543       $ 182,584      $ 136,366
Geoffrey C. Darby.............       --           --          3,125         46,875              --      $  17,600
Bruce S. Mowery(6)............       --           --             --        150,000              --             --

---------------

(1) No stock appreciation rights (SARs) were outstanding during 1996.

(2) Based on the closing price of the Company's Common Stock of $5.13 per share as reported on the Nasdaq National Market on December 27, 1996.

(3) See footnote (#3) under "Summary Compensation Table" above.

(4) See footnote (#4) under "Summary Compensation Table" above.

(5) See footnote (#5) under "Summary Compensation Table" above.

(6) See footnote (#7) under "Summary Compensation Table" above.

                               PERFORMANCE GRAPH

     The following graph compares, for the period of time since the Company's Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934 (December 11, 1995), the cumulative total stockholder return for the Company with the cumulative total return of the Standard & Poor's 500 Stock Index, and the Nasdaq Computer Manufacturer Stocks Index assuming $100 was invested on December 11, 1995 in the Company's Common Stock and on November 30, 1995 in both of the indices The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN

                   AMONG VISIONEER, INC., S & P 500 INDEX AND
                 THE NASDAQ COMPUTER MANUFACTURER STOCKS INDEX

                                                                              Nasdaq Computer
        Measurement Period                                                     Manufacturer
      (Fiscal Year Covered)           Visioneer, Inc.        S & P 500         Stocks Index
12/11/95                                           100                 100                 100
12/31/95                                           185                  99                  95
12/31/96                                            38                 122                 127
7/31/97                                             34                 159                 168

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in August 1995 to review and approve the compensation and benefits for the Company's executive officers, administer the Company's stock purchase and option plans and make recommendations to the Board of Directors regarding such matters. Directors Harding and Marquardt comprised the Compensation Committee of the Board of Directors during 1996. Neither Dr. Harding nor Mr. Marquardt has ever been an officer or employee of the Company or any of its subsidiaries, nor were there any compensation committee interlocks or other relationships during 1996 requiring disclosure under item 402(j) of Regulation S-K of the Securities and Exchange Commission.

                          CHANGE-IN-CONTROL AGREEMENTS

     The Company has entered into Employment Agreements with each of its executive officers (excluding J. Larry Smart, the terms of whose employment relationship with the Company is governed by certain letter agreements between Mr. Smart and the Company dated April 1, 1997 and July 7, 1997 (the "Letter Agreements")) pursuant to which such individuals, in the event of an involuntary termination of their employment with the Company (other than for cause), which involuntary termination includes a material reduction in job responsibilities, a greater than 20% reduction in annual base compensation, or the requirement that the executive officer relocate to a location outside of the San Francisco Bay Area prior to, but in contemplation of, or within twelve (12) months after, a Change of Control of the Company (as defined below), will be entitled to receive payment of six (6) months severance and acceleration of vesting on the greater of one-half of their unvested stock options or restricted stock grants previously granted by the Company or the number of option shares or shares of restricted stock previously granted by the Company that would have vested if such individual remained an employee of the Company for one year after the date of such involuntary termination. A Change of Control is deemed to include: (i) the acquisition by any individual person or entity of twenty percent (20%) or more of the Company's total voting power without the consent of the Company or its Board of Directors; (ii) a merger or consolidation of the Company, not approved by the Company or its Board of Directors, pursuant to which at least fifty percent (50%) of the total voting power represented by the voting securities of the Company prior to such Change of Control does not continue to represent at least fifty percent (50%) of the total voting power of the Company after such occurrence; (iii) a liquidation or sale or disposition of all or substantially all of the Company's assets without approval by the Company's stockholders; or (iv) a change in the composition of the Company's Board of Directors such that fewer than a majority of the directors are either those who were serving as of October 22, 1996 ("Incumbent Directors") or are elected to the Board by the Incumbent Directors.

     Pursuant to the Letter Agreements, Mr. Smart will become immediately vested with respect to 60,000 additional shares of Common Stock under the June Option (or such lesser number of unvested shares remaining under the June Option) upon a Change of Control of the Company by merger or sale of substantially all of the Company's assets to a third party, provided Mr. Smart remains the President and Chief Executive Officer of the Company upon the consummation of such event.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1996, the Company entered into a Settlement Agreement and Mutual Release with Marc Randolph, who was then the Vice President of Marketing of the Company, pursuant to which Mr. Randolph's position as an officer of the Company was terminated. In addition, under such severance agreement, Mr. Randolph remained an employee of the Company until September 1996, and continued to vest in shares of Common Stock held by him until such time. In connection with Mr. Randolph's termination of employment in September 1996, the Company repurchased 129,167 shares of Common Stock from Mr. Randolph at the original issue price of $0.40 per share, which shares were purchased by Mr. Randolph in April 1995 as part of the purchase of 200,000 shares of Common Stock under the Company's 1993 Restricted Stock Purchase Plan in consideration of a promissory note issued to the Company in the principal amount of $80,000. In connection with such repurchase, the Company canceled $51,666.80 under such promissory note and Mr. Randolph repaid the remaining principal and interest owing under such note.

     In May 1996, the Company entered into a Settlement Agreement and Mutual Release with Linda Starr, who was then the Vice President of Sales of the Company, pursuant to which Ms. Starr's employment with the Company terminated. In connection with such termination, the Company paid Ms. Starr $115,000 as severance pay and accelerated the vesting of 13,125 shares under an option to purchase 70,000 shares of Common Stock at an exercise price of $0.40 per share and 1,875 shares under an option to purchase 10,000 shares of Common Stock at an exercise price of $0.40 per share in addition to the number of shares that were vested under such option grants as of the date of Ms. Starr's termination.

     In April 1995, the Company sold to Michael A. McConnell, the President and Chief Executive Officer of the Company, 560,000 shares of restricted Common Stock at a purchase price of $0.40 per share pursuant to the Company's 1993 Restricted Stock Purchase Plan. These shares were subject to repurchase by the Company, at the original $0.40 per share purchase price, upon Mr. McConnell's cessation of service prior to vesting in those shares. In connection with the share purchase, the Company loaned $224,000 to Mr. McConnell pursuant to a promissory note secured by the 560,000 shares of restricted Common Stock purchased by Mr. McConnell. In April 1997, the Company entered into a Settlement Agreement and Mutual Release with Michael A. McConnell, who was then the President, Chief Executive Officer and a director of the Company, pursuant to which Mr. McConnell resigned his position as an officer of the Company as of April 1997 and as a director in May 1997.

     In addition, the Company has entered into Settlement Agreements and Mutual Releases with each of Todd Basche, Bruce Mowery and David D. Craft. Mr. Basche, who was then Vice President of Engineering, resigned his position as an officer of the Company as of May 16, 1997, and pursuant to a Settlement Agreement and Mutual Release of even date (the "Basche Settlement"), the Company made a severance payment to Mr. Basche in the amount of $60,230.80. In addition, the Company repurchased by cancellation of indebtedness 43,750 shares of Common Stock held by Mr. Basche at a price of approximately $0.40 per share. Mr. Basche remains indebted to the Company in the amount of $101,154 (including principal and interest) as of May 16, 1997 under certain promissory notes signed by Mr. Basche in connection with previously made purchases of the Company's Common Stock and a loan agreement entered into between the Company and Mr. Basche as of March 31, 1994 (the "Loan Agreement"), which amount is after forgiveness of $60,000 in principal under the Loan Agreement. Pursuant to the Basche Settlement, all principal and interest accrued under such notes and the Loan Agreement is due and payable in full on the earlier of December 31, 1997 or upon the sale after June 1, 1997 of any shares of the Company's Common Stock held by Mr. Basche. Stock options previously granted by the Company to Mr. Basche that had vested as of his termination date remained exercisable for ninety (90) days after such date.

     Mr. Mowery, who was then Vice President of Marketing, resigned his position as an officer of the Company as of May 16, 1997, and pursuant to a Settlement Agreement and Mutual Release of even date, the Company made a severance payment to Mr. Mowery in the amount of $66,923.04. Stock options previously granted by the Company to Mr. Mowery that had vested as of his termination date remained exercisable for two hundred ten (210) days after such date.

     Mr. Craft, who was then Vice President of Operations, resigned his position as an officer of the Company as of May 21, 1997, and pursuant to a Settlement Agreement and Mutual Release of even date, the Company made a severance payment to Mr. Craft in the amount of $84,307.72. Stock options previously granted by the Company to Mr. Craft that would have vested as of November 30, 1997 will continue to be exercisable by Mr. Craft for a period of ninety (90) days after such date.

     The Company has entered into Employment Agreements with each of its executive officers, excluding J. Larry Smart, the terms of whose employment relationship with the Company is governed by the Letter Agreements. See "Change in Control Agreements."

     See "Proposal No. 1 -- Compensation of Directors" for a discussion of option grants to Jeffrey Heimbuck made outside of the 1995 Directors' Stock Option Plan.

     The Company believes that the relationships set forth above are on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996 and through July 31, 1997, the Company's officers, directors and holders of more than ten percent of the Company's Common Stock complied with all applicable
Section 16(a) Filing requirements.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Joshua L. Green
                                          Secretary

Fremont, California
September 3, 1997

                                 VISIONEER, INC.

                        1993 INCENTIVE STOCK OPTION PLAN
             As amended by the Board in October 1995 and August 1997

         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Applicable Laws" means the meaning set forth in Section 4(a) below.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

            (f) "Common Stock" means the Common Stock of the Company.

            (g) "Company" means Visioneer, Inc., a Delaware corporation.

            (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

            (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable option agreement.

            (n) Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

            (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable option agreement.

            (p) "Option" means a stock option granted pursuant to the Plan.

            (q) "Optioned Stock" means the Common Stock subject to an Option.

            (r) "Optionee" means an Employee or Consultant who receives an Option.

            (s) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (t) "Plan" means this 1993 Incentive Stock Option Plan.

            (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 below.

            (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,870,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.


         4. Administration of the Plan.

            (a) Composition of Administrator.

                (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

                (ii) Administration with respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

                (iii) Administration with respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

            (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

                (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

                (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

            (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. Eligibility.

            (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

            (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

            (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 500,000.

         9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to a person who, at the time of grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; and

                    (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

            (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option

Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator;

            (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         13. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of Shares of Common Stock for which Options may be granted to any Employee under Section 8 of the Plan and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the
Plan:

                (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

                (ii) any change in the designation of the class of persons eligible to be granted Options;

                (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

                (iv) any revision or amendment requiring shareholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

            (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         20. Shareholder Approval.

            (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

            (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         21. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                 VISIONEER, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                     AS AMENDED BY THE BOARD IN AUGUST 1997



         The following constitute the provisions of the 1995 Employee Stock Purchase Plan of Visioneer, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Visioneer, Inc., a Delaware corporation.

            (e) "Compensation" shall mean all regular straight time gross earnings and commissions, and shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

            (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

            (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (k) "Purchase Date" shall mean the last day of each Purchase Period of the Plan.

            (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

            (m) "Offering Period" shall mean a period of twelve (12) months commencing on February 16 and August 16 of each year, except for the first Offering Period as set forth in Section 4(a).

            (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (o) "Plan" shall mean this Employee Stock Purchase Plan.

            (p) "Purchase Period" shall mean a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

            (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.

            (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods and Purchase Periods.

            (a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of twelve (12) months duration, with new Offering Periods commencing on or about February 16 and August 16 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until February 15, 1997. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering Period at a time.

            (b) Purchase Periods. Each Offering Period shall consist of two (2) consecutive purchase periods of six (6) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on February 16 shall end on the next August 15. A Purchase Period commencing on August 16 shall end on the next February 15. The first Purchase Period shall commence on the IPO Date and shall end on August 15, 1996. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.

         5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 20%) to be paid as Contributions pursuant to the Plan.

            (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         6. Method of Payment of Contributions.

            (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than twenty percent (20%) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

            (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

         7. Grant of Option.

            (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be 5,000 shares, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

            (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. For purposes of the Offering Date under the first Offering Period under the Plan, the fair market value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Purchase Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Purchase Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.

         10. Voluntary Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

            (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

            (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

            (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Automatic Withdrawl. If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

         13. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 700,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

            (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

         15. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         17. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

                The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20. Amendment or Termination.

            (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under
Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

         24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                 VISIONEER, INC.


                        1995 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT




                                                             New Election ______
                                                       Change of Election ______


         1. I, ________________________, hereby elect to participate in the VISIONEER, INC. 1995 Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, 19__ to _______________, 19__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 20% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions on one occasion only during any Offering Period by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

         5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "VISIONEER, INC. 1995 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                           ------------------------------------

                                           ------------------------------------

         7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:



NAME:  (Please print)                    _____________________________________
                                         (First)       (Middle)        (Last)

--------------------                     -------------------------------------
(Relationship)                           (Address)

                                         -------------------------------------

         8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

                  I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

                I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.



SIGNATURE:___________________________________

SOCIAL SECURITY #:___________________________

DATE:________________________________________



SPOUSE'S SIGNATURE (necessary if beneficiary is not spouse):


---------------------------------------------
(Signature)


---------------------------------------------
(Print name)

                                 VISIONEER, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         I, __________________________, hereby elect to withdraw my participation in the VISIONEER, INC. 1995 Employee Stock Purchase Plan (the "Plan") for the Offering Period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

         If the undersigned is an Officer or Director of VISIONEER, INC. or other person subject to Section 16 of the Securities Exchange Act of 1934, the undersigned further understands that under rules promulgated by the U.S. Securities and Exchange Commission he or she may not re-enroll in the Plan for a period of six (6) months after withdrawal.



Dated:___________________                         ------------------------------
                                                  Signature of Employee


                                                  ------------------------------
                                                  Social Security Number

                                 VISIONEER, INC.

                        1995 DIRECTORS' STOCK OPTION PLAN

                     AS AMENDED BY THE BOARD IN AUGUST 1997

         1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                All options granted hereunder shall be "nonstatutory stock options".

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Visioneer, Inc., a Delaware corporation.

            (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

            (f) "Director" shall mean a member of the Board.

            (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

            (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (k) "Optionee" shall mean an Outside Director who receives an Option.

            (l) "Outside Director" shall mean a Director who is not an Employee.

            (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (n) "Plan" shall mean this 1995 Directors' Stock Option Plan.

            (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 320,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                (ii) Each Outside Director shall be automatically granted an Option to purchase Shares (the "First Option") as follows: (A) with respect to persons who are Outside Directors on the effective date of this Plan, as determined in accordance with Section 6 hereof, 20,000 shares on such effective date, and (B) with respect to any other person, 20,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on January 1 of each year, with the first such grant being made on January 1, 1997, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

                (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

                (vi) The terms of each First Option granted hereunder shall be as follows:

                    (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                    (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

                    (3) the First Option shall become exercisable in installments cumulatively as to 25% of the Shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option.

                (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

                    (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                    (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

                    (3) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

            (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

         7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof.

         8. Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

            (b) Fair Market Value. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

            (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

         9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

                (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

         10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

         11. Adjustments Upon Changes in Capitalization; Corporate Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Corporate Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

PROXY                            VISIONEER, INC.                           PROXY
                     34800 CAMPUS DRIVE, FREMONT, CA 94555
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISIONEER, INC.
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 3, 1997

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints J. Larry Smart and Geoffrey C. Darby or either of them, proxies and attorneys-in-fact, with full power to each of substitution, to vote all shares of Common Stock of Visioneer, Inc. (the "Company") held of record by the undersigned on August 28, 1997, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held October 3, 1997, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.
 1. Election of Directors:

        [ ]FOR all nominees listed below (except as indicated).  [ ] WITHHOLD authority to vote for all nominees listed below.

    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:
    J. Larry Smart, William J. Harding, Jeffrey Heimbuck, David F. Marquardt, and Vincent Worms
 2. Proposal to approve the amendment to the Company's 1993 Incentive Stock Option Plan to increase the number of shares of Common Stock for issuance thereunder by 1,000,000 shares to an aggregate of 3,870,000 shares:
                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
 3. Proposal to approve the amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock for issuance thereunder by 400,000 shares to an aggregate of 700,000 shares.
                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
 4. Proposal to approve the amendment to the Company's 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock for issuance thereunder by 120,000 shares to an aggregate of 320,000 shares.
                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
 5. Proposal to approve the grant of an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $3.50 per share to Jeffrey Heimbuck, a Director of the Company.
                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
   (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE)

 6. Proposal to ratify the appointment of Price Waterhouse LLP as the Independent Public Accountants of the Company for the fiscal year ending December 28, 1997:
                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES TO AN AGGREGATE OF 3,870,000 SHARES; (3) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 400,000 SHARES TO AN AGGREGATE OF 700,000 SHARES; (4) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1995 DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 120,000 SHARES TO AN AGGREGATE OF 320,000 SHARES; (5) FOR APPROVAL OF THE GRANT OF AN OPTION TO PURCHASE 5,000 SHARES OF THE COMPANY'S COMMON STOCK AT AN EXERCISE PRICE OF $3.50 PER SHARE TO JEFFREY HEIMBUCK; AND (6) FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                                       Date:

                                                               Signature

                                                               Signature

                                                       (This Proxy should be
                                                       marked, dated, signed by
                                                       the shareholder(s)
                                                       exactly as his or her
                                                       name appears hereon, and
                                                       returned promptly in the
                                                       enclosed envelope.
                                                       Persons signing in a
                                                       fiduciary capacity should
                                                       so indicate. If shares
                                                       are held by joint tenants
                                                       or as community property,
                                                       both should sign.)